Exhibit 99.01

                7000 Cardinal Place

                Dublin, OH 43017

                www.cardinalhealth.com

FOR IMMEDIATE RELEASE

Contacts:

Media: Jim Mazzola (614) 757-3690 jim.mazzola@cardinal.com	Investors: Bob Reflogal (614) 757-7542 bob.reflogal@cardinal.com

CARDINAL HEALTH REPORTS THIRD-QUARTER RESULTS

•	Revenue increases 8 percent to nearly $22 billion

•	Loss of $5 million from continuing operations, or $0.01 per share, due to previously announced $600 million litigation reserve

•	Non-GAAP earnings from continuing operations up 10 percent to $390 million or 16 percent to $0.96 per share

•	Company closed $3.3 billion sale of PTS business, repurchased $1.4 billion in shares during quarter

DUBLIN, Ohio, April 26, 2007 — Cardinal Health, a global provider of products and services that improve the safety and productivity of health care, reported third-quarter results today that included strong revenue growth to nearly $22 billion and a $0.01 loss per share due to a previously announced litigation reserve.

For the third quarter ended March 31, revenue increased 8 percent to $21.9 billion. A $5 million loss from continuing operations was due to establishment of the $600 million reserve toward resolving outstanding securities litigation. On a non-GAAP basis, earnings from continuing operations increased 10 percent to $390 million1, or 16 percent to $0.962 on a diluted per-share basis.

“Results for the third quarter were solid, with good execution in our pharmaceutical supply chain segment and continued momentum in the market for our Alaris and Pyxis products,” said R. Kerry Clark, chief executive officer of Cardinal Health. “We have plenty of opportunities to improve – especially in our medical supply chain segment – but have established good momentum through three quarters of the year.

“We also made progress in mediation discussions and took important steps toward resolving the outstanding class-action securities litigation. We are eager to put this matter behind us and focus our full attention on the future.”

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Cardinal Health Reports Third-Quarter Results

Q3 and FY07 Year-to-Date Summary

	Q3 FY07		Q3 FY06	Y/Y	FY07 Y-T-D	Y/Y
Revenue	$21.9 billion		$20.2 billion	8%	$64.6 billion	11%
Operating Earnings/(Loss)	$(10 million	)	$535 million	N.M.	$953 million	N.M.
Non-GAAP Operating Earnings[3]	$606 million		$553 million	9%	$1.6 billion	15%
Earnings/(Loss) from Continuing Operations	$(5 million	)	$340 million	N.M.	$602 million	N.M.
Non-GAAP Earnings from Continuing Operations	$390 million		$353 million	10%	$1 billion	16%
Diluted EPS from Continuing Operations	$(0.01)		$0.80	N.M.	$1.47	N.M.
Non-GAAP Diluted EPS from Continuing Operations	$0.96		$0.83	16%	$2.54	22%

Third-quarter segment results:

•

Revenue for the Healthcare Supply Chain Services-Pharmaceutical segment grew 8 percent to $19.2 billion, with direct-store-door (DSD) pharmaceutical sales growing 11 percent to $10.5 billion and bulk customer sales growing 11 percent to $8.4 billion. Strong branded buy-side margins and the launch of new generic pharmaceuticals during the quarter contributed to a 15-percent increase in segment profit to $380 million.

•

Revenue for the Healthcare Supply Chain Services-Medical segment increased 4 percent to $1.9 billion, with growth in laboratory sales and Canadian operations that were partially offset by weakness in sales to acute care facilities. Continued investments to improve customer service contributed to an increase in the segment’s selling, general and administrative (SG&A) expenses and lower segment profit. Segment profit was $89 million for the quarter, a decline of 5 percent from the prior-year period.

•

Revenue for the Clinical Technologies and Services segment increased 12 percent to $674 million from continued strong sales of Alaris® and Pyxis® products. Segment profit also grew 12 percent, to $98 million. During the quarter, Cardinal Health announced an industry-first offering that will further improve medication safety through integration of its CareFusion™ bedside verification application, Pyxis MedStation® and Alaris IV pumps. In addition, the Food and Drug Administration approved plans for the Alaris SE line of infusion pumps that enables the company to correct units that were seized and those at customer sites.

•

Revenue for the Medical Products Manufacturing segment increased 11 percent to $458 million led by continued, strong demand for surgical drapes, gowns and masks, exam gloves and special procedure products. Segment profit grew 4 percent to $47 million and was negatively affected by several unusual expenses during the quarter and planned investments in international and in the research and development of new products.

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Cardinal Health Reports Third-Quarter Results

Additional third-quarter and recent highlights include:

•	Repurchase of $1.4 billion of Cardinal Health shares during the quarter and approximately $2.4 billion to date in the fiscal year.

•

Divestiture of the Pharmaceutical Technologies and Services segment for $3.3 billion to the Blackstone Group. In the fourth quarter, the company received net proceeds of $3.2 billion for the sale and will record the remaining balance of an approximately $1.1 billion gain on the sale. (As disclosed in its second-quarter earnings release and Form 10-Q filing, $425 million of the gain was recorded in the second quarter).

•

Return on equity of 0.9 percent, or 19.7 percent on a non-GAAP basis. Non-GAAP return on equity[4] increased substantially from the prior-year period due to strong non-GAAP earnings and lower shareholders’ equity from share buybacks.

•	Operating cash flow of $676 million, an increase of approximately $465 million from the prior-year period.

Outlook

Cardinal Health reiterated its fiscal 2007 guidance range of $3.25 to $3.40 for non-GAAP diluted EPS from continuing operations.

Conference Call

Cardinal Health will host a conference call and webcast at 11 a.m. Eastern Daylight Time (EDT) to discuss the results. To access the call and corresponding slide presentation, go to the Investor page at www.cardinalhealth.com. The conference call may also be accessed by calling 617-786-2903, conference passcode 78983422. An audio replay will be available until 5 p.m. EDT on April 30 at 617-801-6888, passcode 85219462. A transcript and audio replay will also be available at www.cardinalhealth.com.

About Cardinal Health

Headquartered in Dublin, Ohio, Cardinal Health, Inc. (NYSE: CAH) is an $80 billion, global company serving the health-care industry with products and services that help hospitals, physician offices and pharmacies reduce costs, improve safety, productivity and profitability, and deliver better care to patients. With a focus on making supply chains more efficient, reducing hospital-acquired infections and breaking the cycle of harmful medication errors, Cardinal Health develops market-leading technologies, including Alaris® IV pumps, Pyxis® automated dispensing systems, MedMined® data mining software and the CareFusion® patient identification system. The company also manufactures medical and surgical products and is one of the largest distributors of pharmaceuticals and medical supplies worldwide. Ranked No. 19 on the Fortune 500 and No. 1 in its sector on Fortune’s ranking of Most Admired firms, Cardinal Health employs more than 40,000 people on five continents. More information about the company may be found at www.cardinalhealth.com.

###

[1]	Non-GAAP earnings from continuing operations: Earnings/(loss) from continuing operations excluding special items and impairment charges and other, both net of tax.

[2]	Non-GAAP diluted EPS from continuing operations: Non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding.

[3]	Non-GAAP operating earnings: Operating earnings/(loss) excluding special items and impairment charges and other.

[4]	Non-GAAP return on equity: (annualized current period net earnings plus special items minus special items tax benefit) divided by average shareholders’ equity.

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Cardinal Health Reports Third-Quarter Results

A reconciliation of the differences between these non-GAAP financial measures and their most directly comparable GAAP financial measures is provided in the attached tables and at http://www.cardinalhealth.com.

Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: competitive pressures in its various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal and administrative proceedings, or settlement discussions with regulatory authorities or plaintiffs in any action against the company; uncertainties related to completing a settlement of the class-action securities litigation or, if completed, obtaining court approval of the settlement, uncertainties regarding whether the amount reserved associated with the class-action securities litigation will be sufficient, and uncertainties regarding the timing or final terms of any settlement; and general economic and market conditions. Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

	Third Quarter
(in millions, except per Common Share amounts)	2007	2006	% Change
Revenue	$21,867.1	$20,213.2	8%
Cost of products sold	20,479.6	18,958.8	8%

Gross margin	1,387.5	1,254.4	11%

Selling, general and administrative expenses	781.7	701.0	12%
Impairment charges and other	3.6	5.2	N.M.

Special items:
Restructuring charges	6.6	11.2	N.M.
Merger charges	2.9	7.2	N.M.
Other	602.5	(5.1)	N.M.

Operating earnings / (loss)	(9.8)	534.9	N.M.

Interest expense and other	32.2	26.2	23%

Earnings / (loss) before income taxes and discontinued operations	(42.0)	508.7	N.M.

Provision for income taxes	(37.1)	168.4	N.M.

Earnings / (loss) from continuing operations	(4.9)	340.3	N.M.

Earnings / (loss) from discontinued operations (net of tax benefit / (expense) of $(8.1) and $36.8 for the third quarter of fiscal 2007 and 2006, respectively)	23.9	(193.5)	N.M.

Net earnings	$19.0	$146.8	(87)%

Basic Earnings per Common Share:
Continuing operations	$(0.01)	$0.81	N.M.
Discontinued operations	0.06	(0.46)	N.M.

Net basic earnings per Common Share	$0.05	$0.35	(86)%

Diluted Earnings per Common Share:
Continuing operations	$(0.01)	$0.80	N.M.
Discontinued operations	0.06	(0.46)	N.M.

Net diluted earnings per Common Share	$0.05	$0.34	(85)%

Weighted Average Number of Shares Outstanding:
Basic	394.6	419.1
Diluted[1]	394.6	427.5

[1]

Due to the loss from continuing operations during the third quarter of fiscal 2007, dilutive potential Common Shares have not been included in the denominator of the dilutive per share computation due to their antidulitive effect.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

	Year-to-Date
(in millions, except per Common Share amounts)	2007	2006	% Change
Revenue	$64,589.1	$58,412.5	11%
Cost of products sold	60,701.3	54,890.7	11%

Gross margin	3,887.8	3,521.8	10%

Selling, general and administrative expenses	2,263.0	2,111.9	7%
Impairment charges and other	17.9	4.6	N.M.

Special items:
Restructuring charges	28.4	28.0	N.M.
Merger charges	14.0	20.0	N.M.
Other	611.4	(0.2)	N.M.

Operating earnings	953.1	1,357.5	(30)%

Interest expense and other	102.2	76.7	33%

Earnings before income taxes and discontinued operations	850.9	1,280.8	(34)%

Provision for income taxes	248.9	421.3	(41)%

Earnings from continuing operations	602.0	859.5	(30)%

Earnings / (loss) from discontinued operations (net of tax benefit / (expense) of $427.8 and $37.4 for fiscal 2007 and 2006 year-to-date, respectively)	426.9	(180.4)	N.M.

Net earnings	$1,028.9	$679.1	52%

Basic Earnings per Common Share:
Continuing operations	$1.50	$2.03	(26)%
Discontinued operations	1.07	(0.43)	N.M.

Net basic earnings per Common Share	$2.57	$1.60	61%

Diluted Earnings per Common Share:
Continuing operations	$1.47	$2.00	(27)%
Discontinued operations	1.04	(0.42)	N.M.

Net diluted earnings per Common Share	$2.51	$1.58	59%

Weighted Average Number of Shares Outstanding:
Basic	400.5	423.6
Diluted	409.5	430.1

CARDINAL HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in millions)	March 31, 2007	June 30, 2006
Assets
Cash and equivalents	$866.5	$1,187.3
Short-term investments available for sale	300.0	498.4
Trade receivables, net	4,618.5	3,808.8
Current portion of net investment in sales-type leases	337.1	290.1
Inventories	7,486.5	7,493.0
Prepaid expenses and other	535.7	558.8
Assets held for sale and discontinued operations	3,118.1	2,739.5

Total current assets	17,262.4	16,575.9

Property and equipment, net	1,533.7	1,505.0
Net investment in sales-type leases, less current portion	784.6	754.7
Goodwill and other intangibles, net	4,406.9	4,283.4
Other assets	304.4	345.9

Total assets	$24,292.0	$23,464.9

Liabilities and Shareholders’ Equity
Current portion of long-term obligations and other short-term borrowings	$296.9	$199.0
Accounts payable	9,405.7	8,907.8
Other accrued liabilities	2,724.5	1,941.1
Liabilities from businesses held for sale and discontinued operations	518.3	534.2

Total current liabilities	12,945.4	11,582.1

Long-term obligations, less current portion and other short-term borrowings	2,899.0	2,588.6
Deferred income taxes and other liabilities	578.2	803.5
Total shareholders’ equity	7,869.4	8,490.7

Total liabilities and shareholders’ equity	$24,292.0	$23,464.9

CARDINAL HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Third Quarter		Year-to-Date
(in millions)	2007	2006	2007	2006
Cash Flows From Operating Activities:
Net earnings	$19.0	$146.8	$1,028.9	$679.1
(Earnings) / loss from discontinued operations	(23.9)	193.5	(426.9)	180.4

Earnings / (loss) from continuing operations	(4.9)	340.3	602.0	859.5
Adjustments to reconcile earnings from continuing operations to net cash provided by operating activities:
Depreciation and amortization	81.7	74.1	237.1	219.8
Asset impairments	3.6	7.3	18.0	4.4
Equity compensation	39.0	42.0	109.3	162.7
Provision for bad debts	9.2	(0.4)	17.0	14.5
Change in operating assets and liabilities, net of effects from acquisitions:
Increase in trade receivables	(227.6)	(676.3)	(819.6)	(836.4)
(Increase) / decrease in inventories	(172.7)	(491.1)	11.4	(402.2)
Increase in net investment in sales-type leases	(32.6)	(20.2)	(77.0)	(82.1)
Increase in accounts payable	417.0	922.0	493.1	1,503.4
Other accrued liabilities and operating items, net	563.6	13.2	703.3	9.0

Net cash provided by operating activities - continuing operations	676.3	210.9	1,294.6	1,452.6
Net cash provided by operating activities - discontinued operations	93.7	20.6	115.2	171.5

Net cash provided by operating activities	770.0	231.5	1,409.8	1,624.1

Cash Flows From Investing Activities:
Acquisition of subsidiaries, net of divestitures and cash acquired	(28.0)	(33.1)	(149.0)	(105.6)
Proceeds from sale of property and equipment	(9.6)	3.5	3.7	7.0
Additions to property and equipment	(89.1)	(86.9)	(243.1)	(248.4)
Sale / (purchase) of investment securities available for sale, net	167.2	(80.2)	198.4	(399.4)

Net cash provided by / (used in) investing activities - continuing operations	40.5	(196.7)	(190.0)	(746.4)
Net cash used in investing activities - discontinued operations	(72.2)	(26.6)	(80.1)	(79.0)

Net cash used in investing activities	(31.7)	(223.3)	(270.1)	(825.4)

Cash Flows From Financing Activities:
Net change in commercial paper and short-term borrowings	250.8	(1.5)	254.5	3.4
Reduction of long-term obligations	(43.6)	(161.1)	(732.9)	(253.9)
Proceeds from long-term obligations, net of issuance costs	—	0.2	851.7	500.6
Proceeds from issuance of Common Shares	243.5	159.0	318.8	227.5
Tax benefits from exercises of stock options	11.6	19.3	28.7	39.0
Dividends on Common Shares	(36.1)	(25.3)	(109.5)	(76.6)
Purchase of treasury shares	(1,280.0)	(560.1)	(2,025.2)	(973.0)

Net cash used in financing activities - continuing operations	(853.8)	(569.5)	(1,413.9)	(533.0)
Net cash provided by / (used in) financing activities - discontinued operations	(22.7)	11.7	(46.6)	15.1

Net cash used in financing activities	(876.5)	(557.8)	(1,460.5)	(517.9)

Net increase / (decrease) in cash and equivalents	(138.2)	(549.6)	(320.8)	280.8

Cash and equivalents at beginning of period	1,004.7	2,116.3	1,187.3	1,285.9

Cash and equivalents at end of period	$866.5	$1,566.7	$866.5	$1,566.7

CARDINAL HEALTH, INC. AND SUBSIDIARIES

BUSINESS ANALYSIS

TOTAL COMPANY

	Third Quarter		Non-GAAP Third Quarter
(in millions)	2007	2006	2007	2006
Revenue
Amount	$21,867	$20,213
Growth Rate	8%	9%

Operating Earnings / (Loss)
Amount	$(10)	$535	$606	$553
Growth Rate	(102)%	(3)%	9%	(8)%

Earnings / (Loss) from Continuing Operations
Amount	$(5)	$340	$390	$353
Growth Rate	(101)%	(2)%	10%	(7)%

	Year-to-Date		Non-GAAP Year-to-Date
(in millions)	2007	2006	2007	2006
Revenue
Amount	$64,589	$58,413
Growth Rate	11%	9%

Operating Earnings / (Loss)
Amount	$953	$1,358	$1,625	$1,410
Growth Rate	(30)%	6%	15%	1%

Earnings / (Loss) from Continuing Operations
Amount	$602	$860	$1,039	$897
Growth Rate	(30)%	8%	16%	2%

See the GAAP / Non-GAAP Reconciliation for definitions and calculations supporting the non-GAAP balances.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

SEGMENT BUSINESS ANALYSIS - THIRD QUARTER FISCAL YEAR 2007

HEALTHCARE SUPPLY CHAIN SERVICES

(in millions)	2007	2006
PHARMACEUTICAL

Revenue
Amount	$19,246	$17,785
Growth Rate	8%	9%
Mix	86%	86%

Segment Profit [1]
Amount	$380	$329
Growth Rate	15%	(16)%
Mix	62%	59%
Segment Profit Margin	1.97%	1.85%

MEDICAL

Revenue
Amount	$1,907	$1,829
Growth Rate	4%	7%
Mix	9%	9%

Segment Profit[1]
Amount	$89	$93
Growth Rate	(5)%	(11)%
Mix	14%	17%
Segment Profit Margin	4.65%	5.11%

CLINICAL AND MEDICAL PRODUCTS

(in millions)	2007	2006
CLINICAL TECHNOLOGIES AND SERVICES

Revenue
Amount	$674	$603
Growth Rate	12%	15%
Mix	3%	3%

Segment Profit[1]
Amount	$98	$88
Growth Rate	12%	54%
Mix	16%	16%
Segment Profit Margin	14.58%	14.61%

MEDICAL PRODUCTS MANUFACTURING

Revenue
Amount	$458	$413
Growth Rate	11%	6%
Mix	2%	2%

Segment Profit[1]
Amount	$47	$45
Growth Rate	4%	(24)%
Mix	8%	8%
Segment Profit Margin	10.20%	10.87%

[1]	Refer to the definitions for an explanation of how the Company calculates segment profit.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

SEGMENT BUSINESS ANALYSIS - YEAR-TO-DATE 2007

HEALTHCARE SUPPLY CHAIN SERVICES

(in millions)	2007	2006
PHARMACEUTICAL

Revenue
Amount	$57,017	$51,295
Growth Rate	11%	9%
Mix	87%	86%

Segment Profit[1]
Amount	$996	$831
Growth Rate	20%	(4)%
Mix	62%	59%
Segment Profit Margin	1.75%	1.62%

MEDICAL

Revenue
Amount	$5,585	$5,361
Growth Rate	4%	6%
Mix	8%	9%

Segment Profit[1,2]
Amount	$235	$229
Growth Rate	2%	(14)%
Mix	14%	16%
Segment Profit Margin	4.20%	4.28%

CLINICAL AND MEDICAL PRODUCTS

(in millions)	2007	2006
CLINICAL TECHNOLOGIES AND SERVICES

Revenue
Amount	$1,931	$1,782
Growth Rate	8%	12%
Mix	3%	3%

Segment Profit[1]
Amount	$242	$224
Growth Rate	8%	35%
Mix	15%	16%
Segment Profit Margin	12.51%	12.58%

MEDICAL PRODUCTS MANUFACTURING

Revenue
Amount	$1,336	$1,193
Growth Rate	12%	6%
Mix	2%	2%

Segment Profit[1],2
Amount	$140	$119
Growth Rate	17%	(15)%
Mix	9%	9%
Segment Profit Margin	10.45%	9.96%

[1]	Refer to the definitions for an explanation of how the Company calculates segment profit.

[2]

During the third quarter of fiscal 2007, the Company revised the method used to allocate certain shared costs between the Healthcare Supply Chain Services – Medical segment and the Medical Products Manufacturing segment to better align costs with the segment that receives the related benefits. Prior period information has been reclassified to conform to this new presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

QUARTERLY SEGMENT BUSINESS ANALYSIS - FISCAL YEAR 2007

HEALTHCARE SUPPLY CHAIN SERVICES

(in millions)	Q1	Q2	Q3	YTD
PHARMACEUTICAL

Revenue
Amount	$18,533	$19,238	$19,246	$57,017
Growth Rate	12%	13%	8%	11%
Mix	87%	87%	86%	87%

Segment Profit[1]
Amount	$289	$328	$380	$996
Growth Rate	28%	19%	15%	20%
Mix	64%	60%	62%	62%
Segment Profit Margin	1.56%	1.71%	1.97%	1.75%

MEDICAL

Revenue
Amount	$1,806	$1,872	$1,907	$5,585
Growth Rate	2%	6%	4%	4%
Mix	8%	8%	9%	8%

Segment Profit[1,2]
Amount	$64	$82	$89	$235
Growth Rate	(1)%	15%	(5)%	2%
Mix	14%	14%	14%	14%
Segment Profit Margin	3.55%	4.38%	4.65%	4.20%

CLINICAL AND MEDICAL PRODUCTS

(in millions)	Q1	Q2	Q3	YTD
CLINICAL TECHNOLOGIES AND SERVICES

Revenue
Amount	$594	$662	$674	$1,931
Growth Rate	3%	10%	12%	8%
Mix	3%	3%	3%	3%

Segment Profit[1]
Amount	$51	$92	$98	$242
Growth Rate	(10)%	16%	12%	8%
Mix	12%	17%	16%	15%
Segment Profit Margin	8.66%	13.87%	14.58%	12.51%

MEDICAL PRODUCTS MANUFACTURING

Revenue
Amount	$424	$455	$458	$1,336
Growth Rate	11%	15%	11%	12%
Mix	2%	2%	2%	2%

Segment Profit[1,2]
Amount	$46	$47	$47	$140
Growth Rate	36%	17%	4%	17%
Mix	10%	9%	8%	9%
Segment Profit Margin	10.86%	10.32%	10.20%	10.45%

The sum of the components may not equal due to rounding.

[1]	Refer to the definitions for an explanation of how the Company calculates segment profit.

[2]

During the third quarter of fiscal 2007, the Company revised the method used to allocate certain shared costs between the Healthcare Supply Chain Services – Medical segment and the Medical Products Manufacturing segment to better align costs with the segment that receives the related benefits. Prior period information has been reclassified to conform to this new presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

QUARTERLY SEGMENT BUSINESS ANALYSIS - FISCAL YEAR 2006

HEALTHCARE SUPPLY CHAIN SERVICES

(in millions)	Q1	Q2	Q3	Q4	Total Year
PHARMACEUTICAL

Revenue
Amount	$16,533	$16,977	$17,785	$18,752	$70,047
Growth Rate	10%	8%	9%	14%	10%
Mix	86%	86%	86%	87%	86%

Segment Profit[1]
Amount	$225	$276	$329	$312	$1,143
Growth Rate	7%	8%	(16)%	(14)%	(7)%
Mix	59%	59%	59%	58%	59%
Segment Profit Margin	1.36%	1.63%	1.85%	1.66%	1.63%

MEDICAL

Revenue
Amount	$1,763	$1,770	$1,829	$1,837	$7,199
Growth Rate	6%	5%	7%	5%	6%
Mix	9%	9%	9%	8%	9%

Segment Profit[1,2]
Amount	$65	$71	$93	$85	$314
Growth Rate	(19)%	(13)%	(11)%	(16)%	(14)%
Mix	17%	15%	17%	16%	16%
Segment Profit Margin	3.66%	4.03%	5.11%	4.63%	4.37%

CLINICAL AND MEDICAL PRODUCTS

(in millions)	Q1	Q2	Q3	Q4	Total Year
CLINICAL TECHNOLOGIES AND SERVICES

Revenue
Amount	$576	$603	$603	$649	$2,430
Growth Rate	10%	10%	15%	9%	11%
Mix	3%	3%	3%	3%	3%

Segment Profit[1]
Amount	$57	$79	$88	$96	$320
Growth Rate	42%	16%	54%	33%	35%
Mix	15%	17%	16%	18%	17%
Segment Profit Margin	9.88%	13.15%	14.61%	14.81%	13.18%

MEDICAL PRODUCTS MANUFACTURING

Revenue
Amount	$383	$397	$413	$440	$1,633
Growth Rate	8%	3%	6%	7%	6%
Mix	2%	2%	2%	2%	2%

Segment Profit[1,2]
Amount	$34	$40	$45	$46	$165
Growth Rate	29%	(26)%	(24)%	25%	(6)%
Mix	9%	9%	8%	8%	8%
Segment Profit Margin	8.82%	10.10%	10.87%	10.40%	10.08%

The sum of the components may not equal due to rounding.

[1]	Refer to the definitions for an explanation of how the Company calculates segment profit.

[2]

During the third quarter of fiscal 2007, the Company revised the method used to allocate certain shared costs between the Healthcare Supply Chain Services – Medical segment and the Medical Products Manufacturing segment to better align costs with the segment that receives the related benefits. Prior period information has been reclassified to conform to this new presentation.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

QUARTERLY SEGMENT BUSINESS ANALYSIS - FISCAL YEAR 2005

HEALTHCARE SUPPLY CHAIN SERVICES

(in millions)	Q1	Q2	Q3	Q4	Total Year
PHARMACEUTICAL

Revenue
Amount	$15,098	$15,735	$16,316	$16,506	$63,655
Mix	86%	86%	86%	86%	86%

Segment Profit[1]
Amount	$210	$256	$394	$362	$1,224
Mix	59%	55%	64%	63%	61%
Segment Profit Margin	1.39%	1.63%	2.42%	2.19%	1.92%

MEDICAL

Revenue
Amount	$1,664	$1,690	$1,716	$1,754	$6,823
Mix	9%	9%	9%	9%	9%

Segment Profit[1]
Amount	$80	$82	$105	$101	$368
Mix	23%	18%	17%	18%	18%
Segment Profit Margin	4.80%	4.85%	6.10%	5.77%	5.39%

CLINICAL AND MEDICAL PRODUCTS

(in millions)	Q1	Q2	Q3	Q4	Total Year
CLINICAL TECHNOLOGIES AND SERVICES

Revenue
Amount	$524	$547	$522	$596	$2,189
Mix	3%	3%	3%	3%	3%

Segment Profit[1]
Amount	$40	$68	$57	$72	$238
Mix	11%	15%	9%	13%	12%
Segment Profit Margin	7.63%	12.53%	10.96%	12.14%	10.87%

MEDICAL PRODUCTS MANUFACTURING

Revenue
Amount	$355	$384	$388	$410	$1,537
Mix	2%	2%	2%	2%	2%

Segment Profit[1]
Amount	$26	$54	$59	$37	$176
Mix	7%	12%	10%	6%	9%
Segment Profit Margin	7.38%	14.11%	15.16%	8.91%	11.43%

The sum of the components may not equal due to rounding.

[1]	Refer to the definitions for an explanation of how the Company calculates segment profit.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

ASSET MANAGEMENT ANALYSIS

	Third Quarter		Year-to-Date
	2007	2006	2007	2006
Receivable Days	18.9	15.4
Days Inventory on Hand	29	32

Debt to Total Capital	29%	24%
Net Debt to Capital	21%	7%

Return on Equity	0.9%	6.8%	16.3%	10.4%
Non-GAAP Return on Equity	19.7%	7.5%	16.3%	11.1%

Return on Invested Capital	0.36%	2.76%	6.49%	4.28%
Non-GAAP Return on Invested Capital	8.17%	3.35%	6.91%	4.87%

Effective Tax Rate from Continuing Operations	88.2%	33.1%	29.3%	32.9%
Non-GAAP Effective Tax Rate from Continuing Operations	32.0%	33.0%	32.0%	32.7%

See the GAAP / Non-GAAP Reconciliation for definitions and calculations supporting the non-GAAP balances.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

SCHEDULE OF NOTABLE ITEMS

	Third Quarter		Year-to-Date
(in millions, except per Common Share amounts)	2007	2006	2007	2006
Special Items
Restructuring charges	$(6.6)	$(11.2)	$(28.4)	$(28.0)
Merger charges	(2.9)	(7.2)	(14.0)	(20.0)
Other	(602.5)	5.1	(611.4)	0.2

Total special items	(612.0)	(13.3)	(653.8)	(47.8)
Tax benefit	219.7	3.9	232.7	12.9

Special items, net of tax	$(392.3)	$(9.4)	$(421.1)	$(34.9)

Decrease to diluted EPS from continuing operations	$(0.96)	$(0.02)	$(1.03)	$(0.08)

Impairment Charges and Other
Impairment charges and other	$(3.6)	$(5.2)	$(17.9)	$(4.6)
Tax benefit	1.2	1.7	1.8	1.5

Net impairment charges and other, net of tax	$(2.4)	$(3.5)	$(16.1)	$(3.1)

Decrease to diluted EPS from continuing operations	$(0.01)	$(0.01)	$(0.04)	$(0.01)

Non-Recurring and Other Items
Total non-recurring	$—	$—	$—	$—
Vendor credit adjustment	—	2.4	—	(25.9)

Total non-recurring and other items	—	2.4	—	(25.9)
Tax benefit / (expense)	—	(0.8)	—	8.4

Total non-recurring and other items, net of tax	$—	$1.6	$—	$(17.5)

Decrease to diluted EPS from continuing operations	$—	$0.01	$—	$(0.04)

Weighted Average Number of Shares Outstanding
Weighted average number of diluted shares outstanding	394.6	427.5	409.5	430.1
Antidilutive effect due to loss from continuing operations	10.5	—	—	—

Weighted average number of diluted shares outstanding for non-GAAP calculations	405.1	427.5	409.5	430.1

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Third Quarter 2007				Year-to-Date 2007
(in millions, except per Common Share amounts)	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings / (Loss)
Amount	$(10)	$612	$4	$606	$953	$654	$18	$1,625
Growth Rate	(102)%			9%	(30)%			15%

Provision for Income Taxes	$(37)	$220	$2	$184	$249	$233	$2	$483

Earnings / (Loss) from Continuing Operations
Amount	$(5)	$392	$2	$390	$602	$421	$16	$1,039
Growth Rate	(101)%			10%	(30)%			16%

Diluted EPS from Continuing Operations[1]
Amount	$(0.01)	$0.96	$0.01	$0.96	$1.47	$1.03	$0.04	$2.54
Growth Rate	(101)%			16%	(27)%			22%

	Third Quarter 2006				Year-to-Date 2006
	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$535	$13	$5	$553	$1,358	$48	$5	$1,410
Growth Rate	(3)%			(8)%	6%			1%

Provision for Income Taxes	$168	$4	$2	$174	$421	$13	$2	$436

Earnings from Continuing Operations
Amount	$340	$9	$4	$353	$860	$35	$3	$897
Growth Rate	(2)%			(7)%	8%			2%

Diluted EPS from Continuing Operations
Amount	$0.80	$0.02	$0.01	$0.83	$2.00	$0.08	$0.01	$2.09

The sum of the components may not equal the total due to rounding

[1]	The weighted average number of shares used in the non-GAAP calculation includes the dilutive potential Common Shares as there is income from continuing operations on a non-GAAP basis.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Third Quarter		Year-to-Date
(in millions)	2007	2006	2007	2006
GAAP return on equity	0.9%	6.8%	16.3%	10.4%

Non-GAAP Return on Equity
Net earnings	$19.0	$146.8	$1,028.9	$679.1
Special items, net of tax, in continuing operations	392.3	9.4	421.1	34.9
Special items, net of tax, in discontinued operations	1.3	6.0	4.4	12.0
Income tax benefit related to PTS discontinued operations	—	—	(425.0)	—

Adjusted net earnings	$412.6	$162.2	$1,029.4	$726.0

Annualized	1,650.4	648.8	1,372.5	968.0

Divided by average shareholders’ equity [1]	$8,388.6	$8,668.9	$8,422.3	$8,702.4

Non-GAAP return on equity	19.7%	7.5%	16.3%	11.1%

	Third Quarter		Year-to-Date
(in millions)	2007	2006	2007	2006
GAAP return on invested capital	0.36%	2.76%	6.49%	4.28%

Non-GAAP Return on Invested Capital
Net earnings	$19.0	$146.8	$1,028.9	$679.1
Special items, net of tax, in continuing operations	392.3	9.4	421.1	34.9
Special items, net of tax, in discontinued operations	1.3	6.0	4.4	12.0
Interest expense and other, net of tax	20.6	16.5	65.4	47.9
Income tax benefit related to PTS discontinued operations	—	—	(425.0)	—

Adjusted net earnings	$433.2	$178.7	$1,094.8	$773.9

Annualized	1,732.8	714.8	1,459.7	1,031.9

Divided by average total invested capital [2]	$21,206.0	$21,292.2	$21,128.5	$21,173.5

Non-GAAP return on invested capital	8.17%	3.35%	6.91%	4.87%

[1]

The average shareholders’ equity shown above is calculated using the average of the prior and current quarters except for year-to-date which is calculated as the average of the prior years’ fourth quarter plus each of the current year quarters.

[2]

The average total invested capital shown above is calculated using the average of the prior and current quarters except for year-to-date which is calculated as the average of the prior year fourth quarter plus each of the current year quarters. Total invested capital is calculated as the sum of the current portion of long-term obligations and other short-term borrowings, long-term obligations, current portion of long-term obligations and other short-term borrowings in discontinued operations, long-term obligations in discontinued operations, total shareholders’ equity and unrecorded goodwill. Unrecorded goodwill is $9.7 billion for all periods presented. Current portion of long-term obligations and other short-term borrowings in discontinued operations, and long-term obligations in discontinued operations were $59.2 million, $46.6 million, $41.3 million and $12.3 million at June 30, 2006, September 30, 2006, December 31, 2006 and March 31, 2007, respectively, and $81.1 million, $84.7 million, $79.2 million and $86.6 million at June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006, respectively.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Third Quarter		Year-to-Date
(in millions)	2007	2006	2007	2006
GAAP effective tax rate from continuing operations	88.2%	33.1%	29.3%	32.9%

Non-GAAP Effective Tax Rate from Continuing Operations
Earnings / (loss) before income taxes and discontinued operations	$(42.0)	$508.7	$850.9	$1,280.8
Special items	612.0	13.3	653.8	47.8

Adjusted earnings before income taxes and discontinued operations	$570.0	$522.0	$1,504.7	$1,328.6

Provision for income taxes	$(37.1)	$168.4	$248.9	$421.3
Special items tax benefit	219.7	3.9	232.7	12.9

Adjusted provision for income taxes	$182.6	$172.3	$481.6	$434.2

Non-GAAP effective tax rate from continuing operations	32.0%	33.0%	32.0%	32.7%

	Third Quarter
	2007	2006
Debt to total capital	29%	24%

Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$296.9	$214.0
Long-term obligations, less current portion and other short-term borrowings	2,899.0	2,535.7

Debt	$3,195.9	$2,749.7
Cash and equivalents	(866.5)	(1,566.8)
Short-term investments available for sale	(300.0)	(499.2)

Net debt	$2,029.4	$683.7
Total shareholders’ equity	$7,869.5	$8,586.8
Capital	$9,898.9	$9,270.5
Net debt to capital	21%	7%

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP diluted EPS from continuing operations and growth rate and non-GAAP return on equity on a forward-looking basis. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast special items and impairment charges and other, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future earnings.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings / (loss) from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings / (loss) before income taxes and discontinued operations

Operating Cash Flow: net cash provided by / (used in) operating activities from continuing operations

Segment Profit: segment revenue minus (segment cost of products sold and segment selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by revenue

Segment Profit Mix: segment profit divided by total segment profit for all operating segments

Return on Equity: annualized net earnings divided by average shareholders’ equity

Return on Invested Capital: annualized net earnings divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)

Revenue Mix: segment revenue divided by total revenue for all segments

NON-GAAP

Economic Profit: segment net operating earnings, after-tax minus (tangible capital multiplied by weighted average cost of capital);

Tangible Capital: is the quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

Economic Profit Margin: economic profit divided by revenue

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents and short-term investments available for sale)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Earnings from Continuing Operations: earnings / (loss) from continuing operations excluding special items and impairment charges and other, both net of tax

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for special items) divided by (earnings / (loss) before income taxes and discontinued operations adjusted for special items)

Non-GAAP Operating Earnings: operating earnings / (loss) excluding special items and impairment charges and other

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings

Non-GAAP Operating Margin: non-GAAP operating earnings divided by revenue

Non-GAAP Return on Equity: (annualized current period net earnings plus special items minus special items tax benefit) divided by average shareholders’ equity 1

Non-GAAP Return on Invested Capital: (annualized net earnings plus special items minus special items tax benefit plus interest expense and other) divided by (average total shareholders’ equity plus debt plus unrecorded goodwill) 1

[1]

For the nine months ended March 31, 2007, the denominator in calculating this non-GAAP financial measure also excludes a $425 million net of tax benefit associated with the PTS sale that was recorded in discontinued operations for the second quarter of fiscal 2007.